                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Glossary of Terms................................  5
Performance Results..............................  7
Portfolio of Investments.........................  8
Statement of Assets and Liabilities.............. 14
Statement of Operations.......................... 15
Statement of Changes in Net Assets............... 16
Financial Highlights............................. 17
Notes to Financial Statements.................... 18
Dividend Reinvestment Plan....................... 23

VIM SAR 6/98

                             LETTER TO SHAREHOLDERS

May 22, 1998

Dear Shareholder,
    The Taxpayer Relief Act of 1997,
signed into law by President Clinton
last year, was created to fill the need
for a broad variety of tax-advantaged
investments to promote asset growth. We                  [PHOTO]
are pleased that you selected our Trust
as a vehicle to provide the potential
for tax-free income within your
investment portfolio. As you are aware,
dividends distributed by the Trust are    DENNIS J. MCDONNELL AND DON G. POWELL
generally free from federal income
taxes, and often from state and local
taxes as well. At Van Kampen American Capital, we strive not only for a high level of current income, but total return performance as well.

ECONOMIC OVERVIEW

    After nearly seven years of continuous growth, the economy remained buoyant with few signs of accelerating inflation. Wholesale prices in the first quarter plummeted at an annual rate of 4.2 percent, while consumer prices inched up 0.2 percent and employment costs rose just 0.7 percent. However, inflationary pressures were eased by factors such as lower oil prices, increasing productivity, and a pending budget surplus. The Asian financial crisis led to a stronger dollar and a decline in the prices of Asian imports, which in turn has discouraged price increases on competing U.S. goods.
    To date, Asia's slowdown has had a modest impact on U.S. economic growth. In the first quarter, the U.S. economy grew at a 4.2 percent annual rate, its fastest pace in the past year. Strong consumer spending and inventory buildup by manufacturers offset a decrease in exports to Asia. Despite the economy's strength, the Federal Reserve Board refrained from raising interest rates, given the lack of domestic inflationary pressure and concerns about Asia's economic future.

MARKET OVERVIEW

    Against the backdrop of benign inflation and no action by the Fed, U.S. bond prices rose during the past six months, although they ended the reporting period below the highs reached in early January.
    The yield of the 30-year Treasury bond, which moves in the opposite direction of its price, fell from 6.15 percent on October 31 to 5.95 percent on April 30. Bond prices hit a record high as yields reached 5.69 percent in early January amidst expectations that the Fed would cut interest rates, but the yield went back to 6.00 percent in early March after the Fed chose not to act. Yields were volatile for the rest of the reporting period, as

                                                           Continued on page two
foreign investors sold U.S. Treasury holdings and investors began to fear that the Fed was leaning toward a rate hike.
    Municipal bond yields generally moved in unison with Treasuries but did not gain nearly as much in price. By the end of the reporting period, the average yield of AAA-rated, 30-year generic general obligation bonds was 5.14 percent, two basis points above the yield posted on October 31 of last year. The underperformance of municipal bonds can be attributed in part to heavy supply that outpaced demand. Supply increased as state and local governments took advantage of low interest rates by issuing bonds to refinance outstanding issues with higher interest rates, as well as to fund new projects. In the first quarter, long-term municipal issuance totaled $71 billion, up from $40 billion a year earlier.
    More than half of the new issue volume was AAA-rated and insured, which significantly diminished the amount of uninsured, higher-yielding securities available in the marketplace. The dominance of insured volume and the high demand for uninsured paper created an imbalance that compressed the yields between higher-quality and lower-quality bonds.

Portfolio Composition by Credit Quality
  as of April 30, 1998*

           AAA................................ 100%

           * As a Percentage of Long-Term Investments
           Based upon the highest credit quality ratings issued by Standard & Poor's or Moody's.

TRUST STRATEGY

    We used the following strategies to manage the Trust during the period:
    We maintained a portfolio consisting exclusively of AAA-rated insured bonds. These high-quality bonds generally have performed better than lower-rated securities when interest rates are falling, which was the case for most of the reporting period. We limited the number of new acquisitions because current market yields were lower than the average yields of bonds in the portfolio. However, some of the Trust's long-term bonds were called away by issuers taking advantage of lower interest rates, and others were prerefunded. We replaced these bonds with new long-term securities and extended the call protection of the Trust. We had little trouble finding replacement bonds because there was a substantial supply of new, insured securities from which to choose.
    Our acquisitions emphasized bonds with maturities near 25 years, especially those securities from high-tax states such as California and New York. The fund also holds an issue from Puerto Rico, whose bonds are exempt from federal, state, and local income taxes for most nonresidents. These so-called "specialty state" bonds tend to benefit from strong demand because of their relatively high after-tax yields. They can be traded easily and have a strong potential to appreciate in value. Although these bonds may yield slightly less than other securities, they are likely to provide higher total return. The addition of several specialty state bonds also broadened the geographic diversification of the portfolio.

                                                         Continued on page three

    Most of our purchases were discount securities. In a falling interest rate environment, these securities have the potential to appreciate in value faster than premium bonds as they move closer to maturity. They also tend to have a longer duration, which makes them more sensitive to changing interest rates. Discount bonds helped offset the declining duration of the portfolio that occurred as the low interest rate environment caused more securities to be priced to call dates rather than maturity. As of April 30, the duration of the Trust was 7.17 years compared with 7.58 years for the Lehman Brothers Insured Municipal Bond Index. Because of the longer-term nature of the Trust, the calculation of this index's duration has been adjusted to eliminate bonds with maturities of five years or less.

TOP FIVE PORTFOLIO SECTORS AS OF APRIL 30, 1998*

    Airport........................... 15.4%
    Single-Family Housing............. 13.6%
    Retail Electric/Gas/Telephone..... 12.7%
    Health Care....................... 11.9%
    Multi-Family Housing.............. 10.6%

*As a percentage of Long-Term Investments

PERFORMANCE SUMMARY
    For the six-month period ended April 30, 1998, the Trust generated a total return of (0.10) percent(1). This reflects a decrease in market price per common share from $17.250 on October 31, 1997, to $16.625 on April 30, 1998, plus reinvestment of all dividends. The Trust had a tax-exempt distribution rate of
5.95 percent(3), based on the closing price of its common shares. Because income from the Trust is exempt from federal income taxes, this distribution rate is equivalent to a yield of 9.30 percent(4) on a taxable investment for investors in the 36 percent federal income tax bracket.
    As a result of a decrease in Trust earnings, the Board of Trustees approved a decrease in its monthly dividend from $0.0875 to $0.08250 per common share, first payable December 31, 1997. The Trust declared a capital gains distribution of $0.1135 per share, first payable December 31, 1997, as a result of the sale of some assets that had appreciated in value. Please refer to the chart on page seven for additional performance numbers.

                                                          Continued on page four

                           [DISTRIBUTION HISTORY GRAPH]

Six-month Distribution History
For the Period Ended April 30, 1998


                                 Distribution per Common Share
Nov 1997............................... $.0875
Dec 1997............................... $.1960
Jan 1998............................... $.0825
Feb 1998............................... $.0825
Mar 1998............................... $.0825
Apr 1998............................... $.0825


The distribution history represents past performance of the Trust and does not predict the Trust's future distributions.

ECONOMIC OUTLOOK

    We expect the economy to slow from its brisk first-quarter pace, although the extent of the slowdown depends on the continued effects of Asia's crisis and on Fed policy. We believe the Fed is biased toward raising rates, given concerns about the economy's increasing strength. If economic strength ignites inflationary pressures, then we believe the Fed would raise interest rates later this year. As a result, the yield of the 30-year Treasury bond could top 6.25 percent.
    We will continue to track market developments and their effects on the Trust. When appropriate, we will make adjustments to the portfolio. As we mentioned earlier, our goal remains a high level of current income for the investor. Thank you for your continued support and confidence in Van Kampen American Capital and the management of your Trust.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.


[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                                              Please see footnotes on page seven

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to one percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis point move.

CALL FEATURE: Allows the issuer to buy back a bond on specific call dates before maturity. Call dates and prices are set when the bond is issued. To compensate the bond holder for loss of income and ownership, the call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

A callable bond is "priced to call" when it is selling at a premium, because it is assumed that the issuer will redeem the bond at its call date, rather than at maturity.

COUPON RATE: The stated rate of interest a bond pays until maturity, expressed as a percentage of its face value.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investor Services are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D; Moody's ratings range from a high of Aaa to a low of D.

CREDIT SPREAD: The difference in yield between higher-quality issues and lower-quality issues. Normally, lower-quality issues provide higher yields than higher-quality issues in order to compensate investors for the additional credit risk.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected one-percent change in the price of the bond for every one-percent change in interest rates. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.

FEDERAL RESERVE BOARD (THE FED): A group that meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GENERAL OBLIGATION BONDS: Bonds backed by the full faith and credit (taxing authority) of the issuer for timely payment of interest and principal. These bonds are issued to finance essential government projects, such as highways and schools.

INFLATION: An economic situation in which money supply and business activity dramatically increase, accompanied by sharply rising prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

INSURED BOND: A bond that is insured against default by the municipal bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal. As a result of this protection against credit risk, most municipal bonds are AAA-rated. Insurance on the bonds does not relate to mutual fund shares, which will fluctuate in price.

INVESTMENT GRADE BONDS: Securities rated BBB and above by Standard & Poor's or Baa and above by Moody's Investor Services. Bonds rated below BBB or Baa are noninvestment grade.

MARKET PRICE: The price of a share of a closed-end fund trading on a stock exchange. When the price is less than a fund's NAV, the fund is trading at a discount. When the price is more than the NAV, the fund is trading at a premium.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other governmental entity to finance capital expenditures such as the construction of highways or public works.

NET ASSET VALUE (NAV): The value of a fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding.

PREREFUNDING: A process whereby new bonds are issued to refinance an outstanding bond issue. This typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

PREMIUM BOND: A bond whose market price is above its face value (or "par value"). Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond.

YIELD SPREAD: The difference between the yields of distinct bonds, due to variant credit ratings or maturities. When yield spreads between bonds of different credit quality are narrow, there is less incentive to own the lower-quality bond. When yield spreads between bonds of different maturities are narrow, there is less incentive to own the bond with the longer maturity. In both cases, the investor is not being compensated for the additional risk.

ZERO COUPON BONDS: A corporate or municipal debt security that trades at a deep discount to face value and pays no interest. It may be redeemed at maturity for full face value.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED APRIL 30, 1998

            VAN KAMPEN AMERICAN CAPITAL TRUST FOR INSURED MUNICIPALS
                           (NYSE TICKER SYMBOL--VIM)

 COMMON SHARE TOTAL RETURNS
Six-month total return based on market price(1)...........   (0.10%)
Six-month total return based on NAV(2)....................     2.72%

 DISTRIBUTION RATES

Distribution rate as a % of closing stock price(3)........     5.95%
Taxable-equivalent distribution rate as a % of closing
  stock price(4)..........................................     9.30%

 SHARE VALUATIONS

Net asset value...........................................   $ 16.86
Closing stock price.......................................   $16.625
Six-month high common stock price (11/14/97)..............  $17.5625
Six-month low common stock price (04/29/98)...............   $16.375
Preferred share (Series A) rate(5)........................    3.600%
Preferred share (Series B) rate(5)........................    3.830%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal tax bracket.

(5) See "Notes to Financial Statements" footnote #6, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
         MUNICIPAL BONDS  102.1%
         ALABAMA  1.3%
$1,000   Birmingham-Carraway, AL Methodist Hlth Sys Ser A
         (Connie Lee Insd)...............................   5.875%   08/15/25  $  1,043,910
 2,000   Huntsville, AL Pub Bldg Auth Lease Rev Muni Just
         Pub & Safety Cent A (MBIA Insd).................   5.900    10/01/16     2,119,620
                                                                               ------------
                                                                                  3,163,530
                                                                               ------------
         ALASKA  2.2%
 5,000   Alaska Indl Dev & Expt Auth Revolving Fund Ser A
         Rfdg (MBIA Insd) (a)............................   5.250    04/01/23     4,805,100
   625   Alaska St Hsg Fin Corp Coll Mtg Oblig Ser A
         Subser A2 (GNMA Collateralized).................   7.050    06/01/25       666,206
                                                                               ------------
                                                                                  5,471,306
                                                                               ------------
         ARIZONA  2.3%
 1,500   Arizona Hlth Fac Auth Hosp Sys Rev Phoenix
         Baptist Hosp & Med Rfdg (MBIA Insd).............   6.250    09/01/11     1,650,000
 1,501   Peoria, AZ Indl Dev Auth Multi-Family Rev Sr Hsg
         Casa Del Rio A Rfdg (GNMA Collateralized).......   7.300    02/20/15     1,668,707
 2,320   Pima Cnty, AZ Indl Dev Auth Indl Rev Lease Oblig
         Irvington Proj Tucson Ser A Rfdg (FSA Insd).....   7.250    07/15/10     2,574,597
                                                                               ------------
                                                                                  5,893,304
                                                                               ------------
         CALIFORNIA  14.4%
 6,235   California Hsg Fin Agy Rev Home Mtg Ser B (MBIA
         Insd)...........................................   6.100    02/01/28     6,560,903
 2,500   California Pollutn Ctl Fin Auth Pollutn Ctl Rev
         Pacific Gas & Elec Ser B (FSA Insd).............   6.350    06/01/09     2,697,050
 1,000   Colton, CA Pub Fin Auth Rev Tax Alloc Ser A
         (MBIA Insd).....................................   5.000    08/01/18       972,620
 9,000   Los Angeles Cnty, CA Pension Oblig Ctfs Ltd Muni
         Oblig Ser A (MBIA Insd) (b).....................   6.900    06/30/08    10,608,210
 7,500   Mount Diablo, CA Hosp Dist Rev Ser A (Embedded
         Cap) (AMBAC Insd)...............................   5.125    12/01/23     7,224,225
 1,155   Paramount, CA Redev Agy Tax Alloc (MBIA Insd)...   6.250    08/01/10     1,257,726
 3,600   Sacramento Cnty, CA Arpt Ser A (MBIA Insd)......   5.900    07/01/24     3,764,952
 9,000   San Jose, CA Single Family Mtg Rev Ser A Cap
         Apprec (GEMIC Mtg Collateralized)...............       *    04/01/16     3,466,980
                                                                               ------------
                                                                                 36,552,666
                                                                               ------------
         COLORADO  1.7%
 2,330   Castle Rock, CO Multi-Family Rev Hsg Pines at
         Castle Rock Ser A (FSA Insd)....................   6.100    12/01/16     2,429,421
 1,855   Greeley, CO Multi-Family Rev AMT Hsg Mtg Creek
         Stone (FHA Gtd).................................   5.950    07/01/28     1,910,966
                                                                               ------------
                                                                                  4,340,387
                                                                               ------------

                                               See Notes to Financial Statements

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
         FLORIDA  3.1%
$1,000   Hillsborough Cnty, FL Aviation Tampa Intl Arpt
         Ser A (FGIC Insd)...............................   6.000%   10/01/23  $  1,057,080
 1,000   Jacksonville, FL Wtr & Swr Rev United Wtr FL
         Proj (AMBAC Insd)...............................   6.350    08/01/25     1,081,800
 1,065   Orange Cnty, FL Hsg Fin Auth Single Family Mtg
         Rev Ser A (GNMA Collateralized).................   6.200    10/01/16     1,123,852
 2,000   Pasco Cnty, FL Solid Waste Displ & Res Recovery
         Sys Rev (AMBAC Insd)............................   6.000    04/01/11     2,187,560
 1,300   Pinellas Cnty, FL Hsg Fin Auth Single Family Mtg
         Rev (GNMA Collateralized).......................   6.000    09/01/18     1,358,903
 1,000   Pinellas Cnty, FL Hsg Fin Auth Single Family Mtg
         Rev (GNMA Collateralized).......................   6.100    09/01/29     1,045,080
                                                                               ------------
                                                                                  7,854,275
                                                                               ------------
         GEORGIA  1.3%
 1,860   George L Smith II GA Wrld Congress Cent Auth Rev
         Domed Stadium Proj Rfdg (MBIA Insd) (a).........   6.000    07/01/10     1,935,572
 1,500   George L Smith II GA Wrld Congress Cent Auth Rev
         Domed Stadium Proj Rfdg (MBIA Insd) (a).........   5.500    07/01/20     1,451,055
                                                                               ------------
                                                                                  3,386,627
                                                                               ------------
         HAWAII  2.1%
 3,500   Hawaii St Dept Budget & Fin Spl Purp Mtg Rev
         Hawaiian Elec Co Proj Ser B (MBIA Insd).........   7.600    07/01/20     3,773,770
 1,450   Hawaii St Dept Budget & Fin Spl Purp Rev
         Hawaiian Elec Co (MBIA Insd)....................   6.550    12/01/22     1,575,976
                                                                               ------------
                                                                                  5,349,746
                                                                               ------------
         ILLINOIS  8.1%
 9,050   Chicago, IL O'Hare Intl Arpt Spl Fac Rev Intl
         Terminal (MBIA Insd)............................   6.750    01/01/18     9,779,068
 2,295   Chicago, IL Residential Mtg Rev Cap Apprec Ser B
         Rfdg (MBIA Insd)................................       *    10/01/09     1,047,805
 3,000   Onterie Cent Hsg Fin Corp IL Mtg Rev Onterie
         Cent Proj Ser A Rfdg (MBIA Insd)................   7.000    07/01/12     3,191,220
 6,150   Onterie Cent Hsg Fin Corp IL Mtg Rev Onterie
         Cent Proj Ser A Rfdg (MBIA Insd)................   7.050    07/01/27     6,546,183
                                                                               ------------
                                                                                 20,564,276
                                                                               ------------
         IOWA  0.4%
 1,000   Des Moines, IA Aviation Sys Rev Ser B (FSA Insd)
         (a).............................................   5.125    07/01/28       950,650
                                                                               ------------
         KANSAS  3.1%
 3,500   Burlington, KS Pollutn Ctl Rev KS Gas & Elec Co
         Proj Rfdg (MBIA Insd)...........................   7.000    06/01/31     3,796,590
 2,000   Kansas St Dev Fin Auth Hlth Fac Rev Stormont
         Vail Hlthcare Inc G (MBIA Insd).................   5.800    11/15/21     2,079,060
 1,705   Olathe Labette Cnty, KS Single Family Mtg Rev
         Coll Ser A-I Rfdg (GNMA Collateralized).........   8.100    08/01/23     1,907,281
                                                                               ------------
                                                                                  7,782,931
                                                                               ------------

                                               See Notes to Financial Statements

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
         KENTUCKY  0.9%
$1,000   Kenton Cnty, KY Arpt Brd Rev Cincinnati/Northn
         KY Intl Arpt Ser A Rfdg (MBIA Insd).............   6.100%   03/01/07  $  1,094,150
 1,000   Kenton Cnty, KY Arpt Brd Rev Cincinnati/Northn
         KY Intl Arpt Ser A Rfdg (MBIA Insd).............   6.200    03/01/08     1,107,010
                                                                               ------------
                                                                                  2,201,160
                                                                               ------------
         LOUISIANA  2.7%
 3,145   Calcasieu Parish, LA Mem Hosp Svc Dist Hosp Rev
         Lake Charles Mem Hosp Proj Ser A (Connie Lee
         Insd)...........................................   6.650    12/01/21     3,429,685
 1,000   Louisiana Hsg Fin Agy Mtg Rev Coll Mtg Malta
         Square Proj (GNMA Collateralized)...............   6.450    09/01/27     1,064,790
   600   Louisiana Pub Fac Auth Rev Dillard Univ Proj
         Rfdg (AMBAC Insd)...............................   5.000    02/01/28       569,712
    35   Louisiana Pub Fac Auth Rev Student Ln LA
         Opportunity Ln A (FSA Insd).....................   6.600    01/01/04        37,204
   530   Louisiana Pub Fac Auth Rev Student Ln LA
         Opportunity Ln A (FSA Insd).....................   6.700    01/01/05       564,906
   355   Louisiana Pub Fac Auth Rev Student Ln LA
         Opportunity Ln A (FSA Insd).....................   6.800    01/01/06       379,183
   750   Louisiana Pub Fac Auth Rev Student Ln LA
         Opportunity Ln A (FSA Insd).....................   6.850    01/01/09       801,705
                                                                               ------------
                                                                                  6,847,185
                                                                               ------------
         MARYLAND  0.7%
 1,675   Prince Georges Cnty, MD Hsg Auth Mtg Rev
         Riverview Terrace Ser A Rfdg (GNMA
         Collateralized).................................   6.400    12/20/10     1,796,454
                                                                               ------------
         MASSACHUSETTS  1.8%
 4,225   Massachusetts Edl Ln Auth Rev Edl Ln Rev Muni
         Forwards Issue E Ser A (AMBAC Insd).............   7.000    01/01/10     4,490,203
                                                                               ------------
         MICHIGAN  4.3%
 5,510   Detroit, MI Econ Dev Corp Res Recovery Rev Ser A
         (FSA Insd)......................................   6.875    05/01/09     5,926,556
 1,000   Monroe Cnty, MI Econ Dev Corp Ltd Oblig Rev Coll
         Detroit Edison Co Ser AA Rfdg (FGIC Insd).......   6.950    09/01/22     1,235,310
 3,500   Monroe Cnty, MI Pollutn Ctl Rev Coll Detroit
         Edison Monroe Ser 1 (MBIA Insd).................   6.875    09/01/22     3,833,620
                                                                               ------------
                                                                                 10,995,486
                                                                               ------------
         MISSISSIPPI  3.8%
 2,036   Mississippi Home Corp Single Family Rev Mtg
         Access Pgm (GNMA Collateralized)................   7.100    05/01/23     2,176,979
 1,537   Mississippi Home Corp Single Family Rev Mtg
         Access Pgm Ser C (GNMA Collateralized)..........   8.125    12/01/24     1,712,240

                                               See Notes to Financial Statements

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
         MISSISSIPPI (CONTINUED)
$1,399   Mississippi Home Corp Single Family Rev Mtg
         Access Pgm Ser D (GNMA Collateralized)..........   8.100%   12/01/24  $  1,561,855
 1,243   Mississippi Home Corp Single Family Rev Mtg
         Access Pgm Ser E (GNMA Collateralized)..........   8.100    12/01/25     1,389,575
 2,500   Mississippi Hosp Equip & Fac Auth Rev Rush Med
         Fndtn Proj (Connie Lee Insd)....................   6.700    01/01/18     2,701,625
                                                                               ------------
                                                                                  9,542,274
                                                                               ------------
         MISSOURI  0.9%
 1,000   Missouri St Hsg Dev Comm Multi-Family Hsg
         Brookstone A (FSA Insd).........................   6.000    12/01/16     1,042,110
 1,095   Missouri St Hsg Dev Comm Multi-Family Hsg Truman
         Farm A (FSA Insd)...............................   5.750    10/01/11     1,134,902
                                                                               ------------
                                                                                  2,177,012
                                                                               ------------
         NEBRASKA  1.8%
 1,305   Nebraska Invt Fin Auth Multi-Family Rev Hsg
         Cambury Hills Apts Pgm (FSA Insd)...............   5.700    10/01/12     1,351,497
 1,100   Nebraska Invt Fin Auth Multi-Family Rev Hsg
         Summit Club Apts Proj (FSA Insd)................   5.700    10/01/12     1,139,193
 1,950   Nebraska Invt Fin Auth Single Family Mtg Rev
         (Inverse Fltg) (GNMA Collateralized)............   9.388    09/15/24     2,179,125
                                                                               ------------
                                                                                  4,669,815
                                                                               ------------
         NEVADA  3.8%
 9,000   Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj Ser A
         (FGIC Insd).....................................   6.700    06/01/22     9,730,080
                                                                               ------------
         NEW HAMPSHIRE  0.4%
 1,000   New Hampshire St Business Fin Auth Wtr Fac Rev
         Pennichuck Wtrwks Inc (AMBAC Insd)..............   6.300    05/01/22     1,086,910
                                                                               ------------
         NEW JERSEY  0.2%
 2,850   East Orange, NJ Bd Ctfs Partn Cap Apprec (FSA
         Insd)...........................................       *    02/01/28       592,259
                                                                               ------------
         NEW MEXICO  2.1%
 1,900   Albuquerque, NM Arpt Rev Ser A (AMBAC Insd).....   6.600    07/01/16     2,063,533
 2,070   New Mexico Edl Assistance Fndtn Student Ln Rev
         Ser A (AMBAC Insd)..............................   6.850    04/01/05     2,229,328
 1,000   New Mexico Mtg Fin Auth Amt Single Family Mtg
         Pgm A2 (GNMA Collateralized)....................   6.050    07/01/16     1,046,210
                                                                               ------------
                                                                                  5,339,071
                                                                               ------------
         NEW YORK  3.6%
 3,855   Metropolitan Tran Auth NY Commuter Fac Rev Ser A
         (MBIA Insd).....................................   5.625    07/01/27     3,952,724
 5,000   Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK
         Intl Arpt Terminal 6 (MBIA Insd)................   5.750    12/01/25     5,148,200
                                                                               ------------
                                                                                  9,100,924
                                                                               ------------

                                               See Notes to Financial Statements

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
         OHIO  1.1%
$1,000   Columbus, OH Muni Arpt Auth Rev Imprv Port
         Columbus B (AMBAC Insd).........................   5.000%   01/01/28  $    955,310
 1,750   Ohio Hsg Fin Agy Mtg Rev Residential Ser A1
         (GNMA Collateralized)...........................   6.150    03/01/29     1,843,345
                                                                               ------------
                                                                                  2,798,655
                                                                               ------------
         PENNSYLVANIA  8.7%
 7,500   Allegheny Cnty, PA Arpt Rev Gtr Pittsburgh Intl
         Arpt Ser A (FSA Insd)...........................   6.800    01/01/10     8,106,075
 1,000   Allegheny Cnty, PA Arpt Rev Gtr Pittsburgh Intl
         Arpt Ser A-1 (MBIA Insd)........................   5.750    01/01/11     1,064,360
 4,000   Allegheny Cnty, PA Arpt Rev Gtr Pittsburgh Intl
         Arpt Ser B (FSA Insd)...........................   6.625    01/01/22     4,308,400
 2,000   Allegheny Cnty, PA Hosp Dev Auth Rev Pittsburgh
         Mercy Hlth Sys Inc (AMBAC Insd).................   5.625    08/15/26     2,168,200
 1,330   Allegheny Cnty, PA Residential Fin Auth Mtg Rev
         Single Family (GNMA Collateralized).............   7.100    05/01/24     1,408,443
 1,000   Parkland, PA Sch Dist (FGIC Insd)...............   5.000    09/01/18       968,910
 1,100   Pennsylvania St Higher Edl Fac Auth Rev Drexel
         Univ Second Ser (MBIA Insd).....................   5.000    05/01/17     1,064,613
 1,000   Punxsutawney, PA Area Sch Dist Rfdg (FGIC
         Insd)...........................................   5.000    04/15/19       959,840
 1,950   Sayre, PA Hlthcare Fac Auth Rev Hosp VHA PA/VHA
         East Fin Pgm B (AMBAC Insd).....................   6.375    07/01/22     2,105,883
                                                                               ------------
                                                                                 22,154,724
                                                                               ------------
         RHODE ISLAND  0.7%
 1,500   Rhode Island Port Auth & Econ Dev Corp Arpt Rev
         Ser A (FSA Insd)................................   7.000    07/01/14     1,811,145
                                                                               ------------
         SOUTH CAROLINA  3.9%
 9,150   South Carolina St Port Auth Port Rev (AMBAC
         Insd)...........................................   6.750    07/01/21     9,831,126
                                                                               ------------
         SOUTH DAKOTA  0.4%
 1,000   South Dakota St Hlth & Edl Fac Auth Vocational
         Ed Pgm Ser A (AMBAC Insd) (a)...................   5.400    08/01/13     1,012,970
                                                                               ------------
         TENNESSEE  0.5%
 1,085   Memphis-Shelby Cnty, TN Arpt Rev Ser A Rfdg
         (MBIA Insd).....................................   6.250    02/15/10     1,213,366
                                                                               ------------
         TEXAS  11.3%
 1,085   Brazos River Auth TX Johnson Cnty Surface (AMBAC
         Insd)...........................................   5.800    09/01/11     1,135,897
 5,000   Brazos River Auth TX Pollutn Ctl Rev Coll TX
         Util Elec Co Proj A (AMBAC Insd)................   6.750    04/01/22     5,421,750
 5,000   Brazos River Auth TX Pollutn Ctl Rev Coll TX
         Util Elec Co Proj B (FGIC Insd).................   6.625    06/01/22     5,415,100
 1,000   Brazos River Auth TX Pollutn Ctl Rev Coll TX
         Util Elec Co Proj C (FGIC Insd).................   6.700    10/01/22     1,090,600
 2,305   Harris Cnty, TX Hsg Fin Corp Multi-Family Hsg
         Rev Cypress Ridge Apts (FSA Insd)...............   6.350    06/01/26     2,469,508

                                               See Notes to Financial Statements

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
         TEXAS (CONTINUED)
$4,000   Houston, TX Arpt Sys Rev Sub Lien Ser A (FGIC
         Insd)...........................................   6.750%   07/01/21  $  4,297,760
 1,800   Midland, TX Ctfs Oblig Arpt Sub Lien (FSA
         Insd)...........................................   5.850    03/01/13     1,883,322
 4,320   Texas St Veterans Hsg Assistance (MBIA Insd)....   6.800    12/01/23     4,648,320
 2,000   Tyler, TX Hlth Fac Dev Corp Hosp Rev Mother
         Frances Hosp of Tyler (FGIC Insd)...............   6.500    07/01/22     2,165,280
                                                                               ------------
                                                                                 28,527,537
                                                                               ------------
         VIRGINIA  0.6%
 1,495   Harrisonburg, VA Redev & Hsg Auth Multi-Family
         Hsg Rev (FSA Insd)..............................   6.200    04/01/17     1,569,944
                                                                               ------------
         WASHINGTON  3.1%
 2,235   Grant Cnty, WA Pub Util Dist No 002 Wanapum
         Hydro Elec Rev Second Ser D (AMBAC Insd)........   6.000    01/01/13     2,381,504
 1,770   Grant Cnty, WA Pub Util Dist No 002 Wanapum
         Hydro Elec Rev Second Ser D (AMBAC Insd)........   6.250    01/01/17     1,905,069
 1,855   Grant Cnty, WA Pub Util Dist No 2 Priest Rapids
         Hydro Elec Rev Second Ser D (AMBAC Insd)........   6.000    01/01/13     1,976,595
 1,460   Grant Cnty, WA Pub Util Dist No 2 Priest Rapids
         Hydro Elec Rev Second Ser D (AMBAC Insd)........   6.250    01/01/17     1,571,413
                                                                               ------------
                                                                                  7,834,581
                                                                               ------------
         WISCONSIN  2.5%
 5,000   Wisconsin St Hlth & Edl Fac Auth Rev Children's
         Hosp (Embedded Cap) (FGIC Insd).................   5.000    08/15/10     4,999,950
 1,250   Wisconsin St Hlth & Edl Fac Auth Rev Felician
         Hlth Care Ser A Rfdg (AMBAC Insd)...............   7.000    01/01/15     1,332,125
                                                                               ------------
                                                                                  6,332,075
                                                                               ------------
         PUERTO RICO  2.3%
 5,000   Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser
         Y Rfdg (Embedded Cap) (FSA Insd)................   5.730    07/01/21     5,725,950
                                                                               ------------
TOTAL LONG-TERM INVESTMENTS  102.1%
  (Cost $240,598,593)........................................................   258,690,604
SHORT-TERM INVESTMENTS  0.1%
  (Cost $200,000)............................................................       200,000
                                                                               ------------
TOTAL INVESTMENTS  102.2%
  (Cost $240,798,593)........................................................   258,890,604
LIABILITIES IN EXCESS OF OTHER ASSETS  (2.2%)................................    (5,553,450)
                                                                               ------------
NET ASSETS  100.0%...........................................................  $253,337,154
                                                                               ------------

*Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Asset segregated as collateral for when issued or delayed delivery purchase commitment.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $240,798,593).......................    $258,890,604
Cash........................................................          50,336
Receivables:
  Interest..................................................       4,634,841
  Investments Sold..........................................       1,805,833
Other.......................................................           4,252
                                                                ------------
      Total Assets..........................................     265,385,866
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      11,427,824
  Income Distributions -- Common and Preferred Shares.......         233,893
  Investment Advisory Fee...................................         125,825
  Administrative Fee........................................          41,942
  Affiliates................................................          12,430
Accrued Expenses............................................         122,912
Trustees' Deferred Compensation and Retirement Plans........          83,886
                                                                ------------
      Total Liabilities.....................................      12,048,712
                                                                ------------
NET ASSETS..................................................    $253,337,154
                                                                ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 1,800 issued with liquidation preference of
  $50,000 per share)........................................    $ 90,000,000
                                                                ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 9,685,073 shares issued and
  outstanding)..............................................          96,851
Paid in Surplus.............................................     142,758,877
Net Unrealized Appreciation.................................      18,092,011
Accumulated Net Realized Gain...............................       1,217,142
Accumulated Undistributed Net Investment Income.............       1,172,273
                                                                ------------
      Net Assets Applicable to Common Shares................     163,337,154
                                                                ------------
NET ASSETS..................................................    $253,337,154
                                                                ============
NET ASSET VALUE PER COMMON SHARE ($163,337,154 divided
  by 9,685,073 shares outstanding)..........................    $      16.86
                                                                ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

              For the Six Months Ended April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $ 7,460,563
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      761,111
Administrative Fee..........................................      253,704
Preferred Share Maintenance.................................      127,877
Trustees' Fees and Expenses.................................       13,379
Legal.......................................................        8,068
Custody.....................................................        7,630
Other.......................................................       96,318
                                                              -----------
    Total Expenses..........................................    1,268,087
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 6,192,476
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 1,200,000
  Futures...................................................       17,136
                                                              -----------
Net Realized Gain...........................................    1,217,136
                                                              -----------
Net Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   19,242,946
  End of the Period:
    Investments.............................................   18,092,011
                                                              -----------
Net Unrealized Depreciation During the Period...............   (1,150,935)
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $    66,201
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 6,258,677
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                  For the Six Months Ended April 30, 1998 and
                  the Year Ended October 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                         Six Months Ended      Year Ended
                                                          April 30, 1998    October 31, 1997
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................    $  6,192,476      $ 12,529,001
Net Realized Gain.......................................       1,217,136         1,417,016
Net Unrealized Appreciation/Depreciation During the
  Period................................................      (1,150,935)        4,177,741
                                                             -----------       -----------
Change in Net Assets from Operations....................       6,258,677        18,123,758
                                                             -----------       -----------
Distributions from Net Investment Income:
  Common Shares.........................................      (4,839,704)      (10,134,229)
  Preferred Shares......................................      (1,391,849)       (2,828,542)
                                                             -----------       -----------
                                                              (6,231,553)      (12,962,771)
                                                             -----------       -----------
Distributions from Net Realized Gain:
  Common Shares.........................................      (1,098,187)       (1,551,225)
  Preferred Shares......................................        (318,829)         (519,894)
                                                             -----------       -----------
                                                              (1,417,016)       (2,071,119)
                                                             -----------       -----------
Total Distributions.....................................      (7,648,569)      (15,033,890)
                                                             -----------       -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.....      (1,389,892)        3,089,868
FROM CAPITAL TRANSACTIONS:
  Value of Common Shares Issued Through Dividend
    Reinvestment........................................         275,365           341,130
                                                             -----------       -----------
TOTAL INCREASE/DECREASE IN NET ASSETS...................      (1,114,527)        3,430,998
NET ASSETS:
Beginning of the Period.................................     254,451,681       251,020,683
                                                             -----------       -----------
End of the Period (Including accumulated undistributed
  net investment income of $1,172,273 and $1,211,350
  respectively).........................................    $253,337,154      $254,451,681
                                                            ============      ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                                January 24, 1992
                                 Six Months                                                      (Commencement
                                   Ended                   Year Ended October 31                 of Investment
                                 April 30,    -----------------------------------------------    Operations) to
                                    1998       1997      1996      1995      1994      1993     October 31, 1992
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
 the Period (a)................   $17.008     $16.688   $16.693   $14.883   $18.213   $15.278       $14.737
                                  -------     -------   -------   -------   -------   -------       -------
 Net Investment Income.........      .639       1.297     1.323     1.340     1.351     1.365          .924
 Net Realized and Unrealized
   Gain/Loss...................      .007        .581      .054     1.883    (3.150)    2.949          .340
                                  -------     -------   -------   -------   -------   -------       -------
Total from Investment
 Operations....................      .646       1.878     1.377     3.223    (1.799)    4.314         1.264
                                  -------     -------   -------   -------   -------   -------       -------
Less:
 Distributions from Net
   Investment Income:
   Paid to Common
     Shareholders..............      .500       1.050     1.050     1.050     1.050      .970          .525
   Common Share Equivalent of
     Distributions Paid to
     Preferred Shareholders....      .144        .293      .332      .363      .301      .293          .198
 Distributions from Net
   Realized Gain:
   Paid to Common
     Shareholders..............      .113        .161       -0-       -0-      .146      .086           -0-
   Common Share Equivalent of
     Distributions Paid to
     Preferred Shareholders....      .033        .054       -0-       -0-      .034      .030           -0-
                                  -------     -------   -------   -------   -------   -------       -------
Total Distributions............      .790       1.558     1.382     1.413     1.531     1.379          .723
                                  -------     -------   -------   -------   -------   -------       -------
Net Asset Value, End of the
 Period........................   $16.864     $17.008   $16.688   $16.693   $14.883   $18.213       $15.278
                                 ========     =======   =======   =======   =======   =======       =======
Market Price Per Share at End
 of the Period.................   $16.625     $17.250   $16.125   $15.750   $13.500   $17.250       $14.500
Total Investment Return at
 Market Price (b)..............    (0.10%)*    15.04%     9.19%    24.96%   (15.57%)   26.98%         .09%*
Total Return at Net Asset
 Value (c).....................     2.72%*      9.58%     6.53%    19.80%   (12.20%)   26.75%        5.33%*
Net Assets at End of the Period
 (In millions).................   $ 253.3     $ 254.5   $ 251.0   $ 250.6   $ 233.2   $ 265.2       $ 237.0
Ratio of Expenses to Average
 Net Assets Applicable to
 Common Shares**...............     1.54%       1.57%     1.60%     1.63%     1.57%     1.54%         1.51%
Ratio of Net Investment Income
 to Average Net Assets
 Applicable to Common
 Shares (d)....................     5.84%       6.05%     5.99%     6.16%     6.33%     6.29%         6.08%
Portfolio Turnover.............       26%*        36%       35%       28%       26%       38%          90%*
*  Non-Annualized
** Ratio of Expenses to Average
   Net Assets Including
   Preferred Shares............     1.00%       1.01%     1.02%     1.03%     1.01%      .99%         1.01%

(a) Net Asset Value at January 24, 1992, is adjusted for common and preferred share offering costs of $.263 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Trust for Insured Municipals (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. In normal market conditions, the Trust intends to invest substantially all of its assets in municipal securities which are covered by insurance with respect to the timely payment of principal and interest. The Trust commenced investment operations on January 24, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At April 30, 1998, for federal income tax purposes, the cost of long- and short-term investments is $240,798,593; the aggregate gross unrealized appreciation is $18,272,119 and the aggregate gross unrealized depreciation is $180,108 resulting in net unrealized appreciation on investments of $18,092,011.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

F. INSURANCE EXPENSE--The Trust typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured either through secondary market insurance or portfolio insurance. The insurance policies guarantee the timely payment of principal and interest on the securities in the Trust's portfolio.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC"), the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 1998, the Trust recognized expenses of approximately $2,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended April 30, 1998, the Trust recognized expenses of approximately $35,800 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS
At April 30, 1998 and October 31, 1997, paid in surplus related to common shares aggregated $142,758,877 and $142,483,673, respectively.

    Transactions in common shares were as follows:

                                       SIX MONTHS ENDED      YEAR ENDED
                                        APRIL 30, 1998    OCTOBER 31, 1997
--------------------------------------------------------------------------
Beginning Shares......................    9,668,986           9,648,688
Shares Issued Through Dividend
  Reinvestment........................       16,087              20,298
                                          ---------           ---------
Ending Shares.........................    9,685,073           9,668,986
                                          =========           =========

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $67,094,758 and $66,606,775, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In this instance, the recognition of gain

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Trust maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract could be in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts, each with a par value of $100,000, for the six months ended April 30, 1998, were as follows:

                                                            CONTRACTS
---------------------------------------------------------------------
Outstanding at October 31, 1997...........................        -0-
Futures Opened............................................        100
Futures Closed............................................       (100)
                                                                 ----
Outstanding at April 30, 1998.............................        -0-
                                                                 ====

B. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Trust to enhance the yield of the portfolio.

    An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

6. PREFERRED SHARES

The Trust has outstanding 1,800 Auction Preferred Shares ("APS") in two series of 900 shares each. Dividends are cumulative and the dividend rate is periodically reset through an auction process. The dividend periods for Series A and Series B are 28 days. The average rate in effect on April 30, 1998, was 3.715%. During the six months ended April 30, 1998, the rates ranged from 3.4000% to 5.3900%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                          Van Kampen American Capital
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

EQUITY FUNDS
Domestic
   MS Aggressive Equity
   VKAC Aggressive Growth
   MS American Value
   VKAC Comstock
   VKAC Emerging Growth
   VKAC Enterprise
   VKAC Equity Income
   VKAC Growth
   VKAC Growth and Income
   VKAC Harbor
   VKAC Pace
   VKAC Real Estate Securities
   MS U.S. Real Estate
   VKAC Utility
   MS Value
International/Global
   MS Asian Growth
   MS Emerging Markets
   MS Global Equity
   MS Global Equity Allocation
   VKAC Global Managed Assets
   MS International Magnum
   MS Latin American

FIXED-INCOME FUNDS
Income
   VKAC Corporate Bond
   MS Global Fixed Income
   VKAC Global Government Securities
   VKAC Government Securities
   VKAC High Income Corporate Bond
   MS High Yield
   VKAC High Yield
   VKAC Short-Term Global Income
   VKAC Strategic Income
   VKAC U.S. Government
   VKAC U.S. Government Trust for Income
   MS Worldwide High Income
Tax Exempt Income
   VKAC California Insured Tax Free
   VKAC Florida Insured Tax Free Income
   VKAC High Yield Municipal
   VKAC Insured Tax Free Income
   VKAC Intermediate Term Municipal Income
   VKAC Municipal Income
   VKAC New York Tax Free Income
   VKAC Pennsylvania Tax Free Income
   VKAC Tax Free High Income
Capital Preservation
   VKAC Limited Maturity Government
   VKAC Prime Rate Income Trust
   VKAC Reserve
   VKAC Senior Floating Rate
   VKAC Tax Free Money

   To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

   To view a current Van Kampen American Capital or Morgan Stanley fund prospectus or to receive additional fund information, choose from one of the following:

   - visit our web site at WWW.VKAC.COM -- to view prospectuses, select Investors' Place, then Download a Prospectus

   - call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central Time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

   - e-mail us by visiting WWW.VKAC.COM and selecting Investors' Place

            VAN KAMPEN AMERICAN CAPITAL TRUST FOR INSURED MUNICIPALS

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
STEVEN MULLER
THEODORE A. MYERS
DON G. POWELL*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and   Chief Financial Officer

CURTIS W. MORELL*
  Vice President and   Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND
TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1998
    All rights reserved.

(SM) denotes a service mark of
     Van Kampen American Capital Distributors, Inc.